Exhibit 10.1

SHAREHOLDER AGREEMENT

This SHAREHOLDER AGREEMENT (“Agreement”), effective as of May 17, 2022 (the “Effective Date”), is entered into by and among the shareholders set forth on Exhibit A (the “Shareholders”), and Signing Day Sports, Inc., a Delaware corporation (the “Company”) with respect to the following:

RECITALS:

WHEREAS, the Shareholders beneficially own the number of shares of the outstanding common stock of the Company (the “Shares”) as set forth on Exhibit A, which Shares represent all of the outstanding stock of the Company.

WHEREAS, the Shareholders and the Company desire to provide for (1) certain restrictions on the transfer and disposition of the Shares, and (2) certain other terms, rights, and obligations concerning the Shares and the operations, business, and affairs of the Company, all as more specifically provided herein.

NOW, THEREFORE, in consideration of the foregoing, and the mutual agreements and covenants contained herein, the Parties agree as follows:

1.	Definitions.

As used herein, the following words shall have the following meanings:

1.1 “Acceptance Notice” has the meaning set forth in Section 3.7(b).

1.2 “Act” shall mean the Securities Act of 1933, as amended.

1.3 “Affiliate” shall mean any Person who directly or indirectly controls, is controlled by, or is under common control with the specified Person. “Control,” “controlled” and “controlling” means the power to direct or cause the direction of the management and policies of a Person, and shall be deemed to exist if any Person directly or indirectly owns, controls, or holds the power to vote 50% or more of the voting securities of such other Person.

1.4 “Agreement” shall mean this Shareholder Agreement.

1.5 “Board” shall mean the Board of Directors of the Company.

1.6 “Change of Control” means a transaction or series of related transactions resulting in (i) the sale of all or substantially all of the assets of the Company to a non-Affiliate third party; (ii) a sale resulting in more than 50% of the voting power of the Company being held by one or more third parties each of whom is not a Shareholder or an Affiliate thereof; or (iii) a merger, consolidation, recapitalization or reorganization of the Company with or into a non-Affiliate third party, if and only if such event listed in clause (iii) above results in the inability of the Shareholders to designate or elect a majority of the board of directors or similar governing body.

1.7 “Company” shall mean Signing Day Sports, Inc., a Delaware corporation, and its successors and assigns.

1.8 “Company’s Notice of Trigger-Related Exercise” has the meaning set forth in Section 3.6(b).

1.9 “Company’s Trigger-Related Purchase Option” has the meaning set forth in Section 3.6(b).

1.10 “Company’s Option Period” has the meaning set forth in Section 3.6(b).

1.11 “Default Interest Rate” means the rate per annum equal to The Wall Street Journal prime rate of interest as quoted in the Money Rates section of The Wall Street Journal.

1.12 “Disposition” (and, in the verb form, “Dispose”) shall mean any assignment, transfer, sale, exchange, conveyance, disposition, pledge, hypothecation, gift, testamentary disposition, or encumbrance whatsoever, whether voluntary, involuntary, by operation of law, or pursuant to this Agreement.

1.13 “Disposition Notice” has the meaning set forth in Section 3.2(a).

1.14 “Dissolution Notice” has the meaning set forth in Section 3.5(b).

1.15 “Drag-Along Notice” has the meaning set forth in Section 3.4(a).

1.16 “Drag-Along Right” has the meaning set forth in Section 3.4(a).

1.17 “Drag-Along Sale” has the meaning set forth in Section 3.4(a).

1.18 “Drag-Along Shareholder” has the meaning set forth in Section 3.4(a).

1.19 “Fair Market Value” means the price that a willing buyer having reasonable knowledge of the relevant facts would pay to a willing seller in an arms’ length transaction, without time constraints and without being under any compulsion to buy or sell.

1.20 “Information” has the meaning set forth in Section 5.

1.21 “IPO” means the Company’s first underwritten public offering of its common stock under the Act.

1.22 “New Securities” means any common stock, whether now authorized or not, and rights, options or warrants to purchase such common stock, and securities of any type whatsoever that are, or may become, convertible or exchangeable into such common stock that are issued for cash consideration; provided, however, that the term “New Securities” does not include (a) any New Securities issued as part of the consideration in connection with any acquisition of the assets or capital stock of any other Person, or (b) any options or other securities issued pursuant to any incentive stock or similar plan of the Company or any successor in interest to the Company.

1.23 “Offered Shares” shall mean the Shares offered for sale or other Disposition by the Offering Shareholder.

1.24 “Offering Shareholder” shall mean any Shareholder who offers for purchase the Shares owned or held by such Shareholder to the Company or to other Shareholders pursuant to the provisions of Section 3.2 of this Agreement.

1.25 “Participation Right” has the meaning set forth in Section 4.1.

1.26 “Participation Right Notice” has the meaning set forth in Section 4.2.

1.27 “Parties” shall mean the Company and each of the Shareholders. “Party” shall mean one of the foregoing.

1.28 “Percentage Interest” shall mean, with respect to a Shareholder as of any date, such Shareholder’s portion of all outstanding Shares, expressed as a percentage, and adjusted from time to time in accordance with this Agreement. The percentage referenced in the preceding sentence shall be determined by dividing (x) the total number of Shares held by such Shareholder as of such date by (y) the total number of Shares outstanding as of such date.

1.29 “Person” shall mean an individual, firm, partnership, corporation, or other legal or business entity, howsoever characterized.

1.30 “Remaining Shareholders’ Notice of Trigger-Related Exercise” has the meaning set forth in Section 3.6(c).

1.31 “Remaining Shareholders’ Trigger-Related Purchase Option” has the meaning set forth in Section 3.6(c).

1.32 “Remaining Shareholders’ Option Period” has the meaning set forth in Section 3.6(c).

1.33 “Sale Notice” has the meaning set forth in Section 3.7(a).

1.34 “Shareholder” and “Shareholders” shall mean the Shareholders as reflected in the introductory paragraph above, any Shareholders subsequently added to this Agreement pursuant to Section 2.1, and their legal representatives, permitted successors, and permitted assigns, provided, however, that for purposes of application of the terms and provisions of this Agreement.

1.35 “SPAC” means a special purpose acquisition corporation whose securities are listed on Nasdaq or the New York Stock Exchange.

1.36 “Special Purchase Notice” has the meaning set forth in Section 3.5(c).

1.37 “Special Purchase Right” has the meaning set forth in Section 3.5(a).

1.38 “Tag-Along Option” has the meaning set forth in Section 3.7(b).

1.39 “Tag-Along Sale” has the meaning set forth in Section 3.7.

1.40 “Tag-Along Shareholder” has the meaning set forth in Section 3.7(a).

1.41 “Triggered Shareholder” has the meaning set forth in Section 3.6(a).

1.42 “Trigger Event” means the occurrence of any of the following events with respect to a Shareholder:

(a) Such Person does any of the following: (i) makes an assignment for the benefit of creditors; (ii) files a voluntary petition in bankruptcy; (iii) is adjudicated as bankrupt or insolvent; (iv) files a petition or answer seeking for the Shareholder any reorganization, arrangement, composition, readjustment, liquidation or similar relief under any statute, law or rule; (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Shareholder in a bankruptcy, insolvency, reorganization or similar proceeding; or (vi) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of the Shareholder or of all or any substantial part of the Shareholder property;

(b) If (i) within 20 days after the commencement of any proceeding against such Person seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, the proceeding has not been dismissed, or (ii) within 90 days after the appointment without such Person’s consent or acquiescence of a trustee, receiver or liquidator of such Person or of all or any substantial part of such Person’s properties, the appointment is not vacated or stayed, or within 90 days after the expiration of any such stay, the appointment is not vacated;

(c) If such Person is a natural person: (i) the Person’s death; or (ii) the entry of an order or judgment by a court of competent jurisdiction adjudicating the Person incompetent to manage the individual’s Person or his or her estate;

(d) If such Person is acting as a Shareholder by virtue of being a trustee of a trust, the termination of the trust but not merely the substitution of a new trustee;

(e) If such Person is an estate, the distribution by the fiduciary of the estate’s entire interest in the Company; and

(f) If such Person engages in (i) fraud, (ii) willful misconduct, (iii) commission of a felony, or (iv) any other act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, as determined by the Board, provided, however, that if the conduct involves a Shareholder who is a member of the Board, then the determination of whether such Person has been involved in a Trigger Event shall be made by a majority of the remaining members of the Board.

1.43 “Trigger Notice” has the meaning set forth in Section 3.6(a).

2.	Issuance of Shares.

2.1 The Parties understand that the Shares have not been registered under the Act and have been issued in reliance in part upon the exemptions afforded under Regulation D or Section 4(a)(2) of the Act; nor have such Shares been registered or qualified under the securities laws of any state securities laws.

2.2 The Board shall be authorized to sell additional shares of common stock of the Company, provided that any new Shareholder executes and agrees to be bound by the terms of this Agreement by executing a counterpart to this Agreement.

Each certificate representing the Shares of Company shall bear on the face of the same the following legend:

“The sale or other transfer for consideration of the shares represented by this certificate or any interest therein is subject to the restrictions of a Shareholder Agreement effective as of , 2022, as the same may be amended or restated from time to time (the “Shareholder Agreement”). A copy of the Shareholder Agreement is available for inspection during normal business hours at the principal executive office of the Company. All the terms and provisions of the Shareholder Agreement are hereby incorporated by reference and made a part of this certificate.”

3.	Dispositions.

3.1 All Dispositions Limited.

(a) No Shareholder shall pledge, encumber, hypothecate, or otherwise create a security interest in, any Shares (including rights to receive distributions with respect to such Shares), whether in order to secure any debt or obligation or otherwise, and whether voluntarily or involuntarily, without the consent of the Board (except as provided in Section 3.3), which consent may be granted in the reasonable discretion of the Board.

(b) No Shareholder shall Dispose of all or any part (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) of the Shares owned by it (i) without the consent of the Board, which consent may be granted in the reasonable discretion of the Board, and (ii) if approved by the Board, unless and until (A) the transferee and such transferee’s spouse (if any) executes and delivers to the Company the counterpart of this Agreement, and any spousal consent (if applicable), whereby such transferee (and such transferee’s spouse, if applicable) shall become bound by the provisions of this Agreement (and the spousal consent) in the same manner and to the same extent as the other Shareholders (or their spouses, as applicable), and (B) the transferee complies with the provisions of Section 3.2, if applicable.

Any Disposition in violation of this Section 3.1 shall be void ab initio and of no force or effect.

3.2 Rights of First Refusal. The Company and the Shareholders not proposing to Dispose of their Shares shall have rights of first refusal to purchase any Shares proposed to be Disposed of by the Offering Shareholder as provided below, unless the Board waives the application of this Section 3.2 to any such Disposition:

(a) Notice of Intent to Dispose. If an Offering Shareholder wishes to Dispose of any of his, her, or its Shares, the Offering Shareholder must first give written notice of such intent to the Company (the “Disposition Notice”). The Disposition Notice shall be accompanied by a signed copy of any proposed Disposition agreement and must name the proposed transferee, describe his, her, or its business background, and specify the number of Offered Shares, the price per Share, and the payment terms.

(b) Company Right of First Refusal. The Company shall have a right of first refusal to purchase the Offered Shares. Promptly on receipt of the Disposition Notice, the secretary of the Company shall forward a copy of the Disposition Notice to each member of the Board.

(c) Company Option to Purchase. For 20 days following delivery of the Disposition Notice to the Company, the Company shall have the option to purchase the Offered Shares. The purchase price and terms on which Company may purchase the Offered Shares shall be the price and financial terms stated in the Disposition Notice. If the Company exercises the option within the 20-day period, as to all or part of the Offered Shares, the secretary of the Company shall give notice of that fact to the Offering Shareholder. Notwithstanding the foregoing, the ability of the Company to purchase Shares pursuant to this Agreement shall be subject to the restrictions governing the rights of a Company to purchase its own stock as contained in the Delaware General Corporation Law, and any restrictions under an agreement with the Company’s lenders, to which the Company is now or hereafter may become subject.

(d) Shareholders’ Right of First Refusal. If the option is not exercised by the Company as to all Offered Shares within the 20-day period, then any Shareholder other than the Offering Shareholder (the “Remaining Shareholders”) shall have a similar right of first refusal for any unpurchased Shares, provided that the Board may waive this purchase option to the Remaining Shareholders in its sole and absolute discretion.

(i) Notice. A copy of the Disposition Notice shall be given by the Company to the Remaining Shareholders promptly, and in any event no less than seven days following the earlier of: (a) the day following the Company’s election not to exercise its option as to all of the offered Shares; or (b) the expiration of the Company’s option period. The Remaining Shareholders shall have the option to purchase any Offered Shares not purchased by the Company at the price and on the terms stated in the Disposition Notice.

(ii) Exercise. Within 20 days after the delivery of the Disposition Notice to the Remaining Shareholders, any Remaining Shareholder desiring to acquire any part or all of the Offered Shares shall deliver to the secretary of the Company a written election to purchase the Offered Shares or a specified number of them. Notwithstanding the foregoing, if more than one Remaining Shareholder wishes to purchase all of the Offered Shares, then each Remaining Shareholder shall have the option to purchase the Offered Shares in an amount equal to the number represented by the ratio such Remaining Shareholder’s Shares has to the total number of Shares held by all Shareholders desiring to exercise the option (or in such amounts as the Remaining Shareholders may otherwise agree among themselves), at the price and upon the terms contained in the Disposition Notice. Within 30 days after the delivery of the Disposition Notice to the Remaining Shareholders, an officer of the Company shall notify each Remaining Shareholder of the number of the Offered Shares as to which his, her, or its election was effective.

(e) All Shares Purchased. If all of the Offered Shares are subscribed for, the buyer(s) shall then complete the purchase of the Offered Shares as if it or they were the transferee named in the Disposition Notice.

(f) Not All Shares Purchased. If not all of the Offered Shares are subscribed for, the Offering Shareholder is free to Dispose all of the Offered Shares to the transferee named in the Disposition Notice, subject to any such Disposition satisfying the other requirements respecting any transfer of shares set forth elsewhere in this Agreement (e.g., the limitations set forth elsewhere in this Section 3), including, but not limited to, the consent of the Board to any such Disposition in its sole and absolute discretion. This Disposition may occur at any time within 45 days following the expiration of the Shareholders’ 30-day option period and shall be made at the price and on the terms stated in the Disposition Notice. The Offering Shareholder shall not be entitled to Dispose of the Shares without again complying with this Section unless the Offered Shares are actually Disposed of within such 45-day period to the proposed transferee named, and on the same terms specified, in the Disposition Notice.

3.3 Dispositions Not Subject To Right Of First Refusal. The following Dispositions shall not be subject to the rights of first refusal set forth in Section 3.2 or require any action by the Board (except as specifically provided below):

(a) Inter Vivos Transfers. Any Shareholder may transfer, by inter vivos transfer, any or all of his or her Shares to a trust primarily for his or her (and/or his or her immediately family’s) benefit so long as such Shareholder is and remains a trustee of the trust and, as such, has sole voting and disposition control on behalf of the trust with respect to such Shares, and provided that all terms and conditions set forth in this Agreement shall apply to such Shares as if still held by such Shareholder. Any Shares transferred pursuant to this Section 3.3(a) subsequently may be transferred back to the transferring Shareholder, in which case the terms and conditions of this Agreement shall also apply.

(b) Other Exceptions. A Disposition may be effected pursuant to the exercise of the drag-along right set forth in Section 3.4 hereof, the tag-along right set forth in Section 3.7, or pursuant to a purchase upon any event specified in Section 3.6 (Transfers upon Trigger Event) or Section 3.5 (Transfers upon a divorce or legal separation).

3.4 Drag-Along Rights

(a) Participation. At any time prior to the termination of this Agreement, if the Company proposes to consummate a Change of Control Transaction, the Company shall have the right (but not the obligation) to require the other Shareholders (each, a “Drag-Along Shareholder”) to Transfer all of their Shares to the proposed transferee for the same consideration and otherwise on the same terms and conditions upon which the Company is arranging for the sale of Shares pursuant to the provisions set forth below (subject to any adjustments due to the conversion of any convertible securities or the exercise of any exercisable securities) (the “Drag-Along Right”).

(b) Prior to making the Transfer, the Company shall first send a written notice (the “Drag-Along Notice”) to each Drag-Along Shareholder no more than ten (10) days after the execution and delivery by all of the parties thereto of the definitive agreement entered into with respect to the Drag-Along Sale and, in any event, no later than twenty (20) days prior to the closing date of such Drag-Along Sale. The Drag-Along Notice shall describe in reasonable detail:

(i)	The name(s) of the third-party purchaser;

(ii)	The proposed date, time, and location of the closing of the Drag- Along Sale;

(iii)	The proposed amount of consideration in the Drag-Along Sale, including, if applicable, the purchase price per Share to be sold and the other material terms and conditions of the Drag-Along Sale; and

(iv)	A copy of any form of agreement proposed to be executed in connection therewith and copies of all documentation, including relevant agreements, relating to the Transfer.

(c) Within ten (10) days following the date of the Drag-Along Notice, each Drag- Along Shareholder shall effect its participation in any Change of Control Transaction, and as part of its participation in the Change of Control Transaction pursuant to a duly exercised Drag-Along Right, shall deliver to the proposed transferee at a closing to be held at the offices of the Company (or such other place as the parties agree), one or more certificates, properly endorsed for transfer, which represent all of the Shares owned by such Drag-Along Shareholder which are to be transferred in connection with the Change of Control Transaction, and each Drag-Along Shareholder shall make such representations and warranties, and shall enter into such agreements, as are customary and reasonable in the context of the proposed Change of Control Transaction, including, without limitation, representations and warranties (and indemnities with respect thereto) that the proposed transferee of the Shares is receiving good and marketable title to such Shares, free and clear of all pledges, security interests, or other liens. In addition, each Drag-Along Shareholder and the Company shall reasonably cooperate and consult with each other in order to effect the Change of Control Transaction, and each Drag-Along Shareholder shall provide reasonable assistance to the Company in connection with the preparation of disclosure schedules relating to representations and warranties to be made to the proposed transferee in connection with such Change of Control Transaction and in the determination of the appropriate scope of, or limitations or exceptions to, such representations and warranties. If any Drag-Along Shareholder should fail to deliver such certificates and instruments of transfer to the Company, the Company shall cause its books and records to show that such shares of Shares are bound by the provisions of this Section 3.4 and that such Shares shall have been transferred to the proposed transferee, and all certificates or other evidence of ownership of the Shares subject to this Section 3.4 shall be deemed to be cancelled.

(d) Simultaneously with the consummation of the Change of Control, the Company shall notify the Drag-Along Shareholders of the consummation of the sale, and shall cause the proposed transferee to remit directly to the Drag-Along Shareholders the total sales price of the Change of Control or consideration paid pursuant thereto, as applicable, and shall furnish such other evidence of the completion and time of completion of such sale or other disposition and the terms thereof as may be reasonably requested.

(e) Conditions of Sale. The obligations of the Drag-Along Shareholders in respect of a Drag-Along Sale under this Section 3.4 are subject to the satisfaction of the following conditions:

(i) The consideration to be received by each Drag-Along Shareholder shall be the same form and amount of consideration to be received by each other Drag-Along Shareholder per Share and the terms and conditions of such sale shall be the same as those upon which each other Drag-Along Shareholder sells its Shares;

(ii) If any Drag-Along Shareholder is given an option as to the form and amount of consideration to be received, the same option shall be given to all Drag-Along Shareholders;

(iii) Each Drag-Along Shareholder shall execute the applicable purchase agreement (and any related ancillary agreements in connection with the Drag-Along Sale) and make or provide the same representations, warranties, covenants (including covenants not to compete and other restrictive covenants), indemnities (directly to the third party purchaser and/or indirectly pursuant to a contribution agreement, as reasonably required by the Board), purchase price adjustments, escrows, and other obligations as each other Drag-Along Shareholder makes or provides in connection with the Drag- Along Sale;

(iv) No Drag-Along Shareholder shall be liable for the inaccuracy of any representation or warranty made by any other person in connection with the Drag-Along Sale other than representations and warranties made with respect to the Company; and

(v) The liability for indemnification, if any, of such Drag-Along Shareholder in the Drag-Along Sale and for the inaccuracy of any representations and warranties made with respect to the Company in connection with such Drag-Along Sale, is several and not joint with any other person, and is pro rata in proportion to the amount of consideration paid to such Drag-Along Shareholder in connection with such Drag-Along Sale.

(f) Fees and Expenses. The fees and expenses of the Shareholders (either directly or indirectly by the Company) incurred in connection with a Drag-Along Sale and for the benefit of all Drag- Along Shareholders, to the extent not paid or reimbursed by the Company or the third-party purchaser, shall be shared by all the Drag-Along Shareholders on a pro rata basis, based on the aggregate consideration received by each such Shareholder in the Drag-Along Sale.

3.5 Marital Dissolution or Legal Separation.

(a) Grant. The Company shall have the right (such right to be exercised by the Board) (the “Special Purchase Right”), exercisable at any time during the 45-day period following the Company’s receipt of the required Dissolution Notice under Section 3.5(b), to purchase from the Shareholder’s spouse, in accordance with the provisions of Section 3.5(c), any or all of the Shareholder’s Shares which would otherwise be awarded to such spouse incident to the dissolution of marriage or legal separation in settlement of any community property or other marital property rights such spouse may have or obtain in the Shareholder’s Shares. The Special Purchase Right shall not apply to any Shares retained by the Shareholder.

(b) Notice of Decree or Agreement. Each Shareholder shall promptly provide the Company with written notice (the “Dissolution Notice”) of (i) the entry of any judicial decree or order resolving the property rights of the Shareholder and the Shareholder’s spouse in connection with their marital dissolution or legal separation, or (ii) the execution of any contract or agreement relating to the distribution or division of such property rights. The Dissolution Notice shall be accompanied by a copy of the actual decree of dissolution or settlement agreement between Shareholder and the Shareholder’s spouse, which provides for the award to the spouse of any Shares in settlement of any community property or other marital property rights such spouse may have in such Shares.

(c) Exercise of Special Purchase Right. The Special Purchase Right shall be exercisable by delivery of written notice (the “Special Purchase Notice”) to the Shareholder and the Shareholder’s spouse within 45 days after the Company’s receipt of the Dissolution Notice. The Special Purchase Notice shall indicate the date the purchase is to be effected (such date to be not less than 10 days, nor more than 45 days, after the date of the Special Purchase Notice), and the amount that the Company proposes to pay for the Shares. If the Shareholder’s spouse does not agree to the amount proposed to be paid by the Company, then the price to be paid shall be the Fair Market Value of such Shares as reasonably determined by the Board. The purchase price shall be payable in all cash at closing.

3.6 Trigger Event.

(a) Notification of Trigger Event. Within 30 days from the occurrence of a Trigger Event with respect to any Shareholder, the Person for whom a Trigger Event has occurred (for these purposes, the “Triggered Shareholder”) (or the Triggered Shareholder’s personal representative or other successor if applicable) shall provide the Company with written notice (“Trigger Notice”) of the Trigger Event. If a Trigger Notice is not sent as contemplated herein, then notice shall be deemed given 30 days from the date the Company is made aware of such Trigger Event.

(b) Company’s Option to Purchase. For the 90-day period (the “Company’s Option Period”) commencing with the Company’s receipt (or deemed receipt) of the Trigger Notice, the Company (as determined by the Board) shall have the option (the “Company’s Trigger-Related Purchase Option”) to purchase all, and not less than all, of the Triggered Shareholder’s Shares. The Company’s Trigger- Related Purchase Option shall be deemed exercised upon delivery of written notice (the “Company’s Notice of Trigger-Related Exercise”) to the Triggered Shareholder (or the Triggered Shareholder’s personal representative or other successor if applicable) prior to the expiration of the Company’s Option Period.

(c) Remaining Shareholders’ Option to Purchase. If the Company does not exercise the Company’s Trigger-Related Purchase Option (as contemplated in Section 3.6(b)), then for the 30 day period (the “Remaining Shareholders’ Option Period”) commencing upon the expiration of the Company’s Option Period, any remaining Shareholder (other than the Triggered Shareholder) (the “Remaining Shareholders’ Trigger-Related Purchase Option”) to purchase all, and not less than all, of the Triggered Shareholder’s Shares. The Remaining Shareholders’ Option Period shall commence sooner if the Company notifies such remaining Shareholders, in writing, prior to the expiration of the Company’s Option Period that the Company does not intend to exercise the Company’s Trigger-Related Purchase Option. If more than one Shareholder wishes to exercise the Remaining Shareholders’ Trigger-Related Purchase Option, then each such remaining Shareholder shall be entitled to purchase a portion of the Triggered Shareholder’s Shares on a pro rata basis, based on the relative Percentage Interests of the remaining Shareholders wishing to purchase the Triggered Shareholder’s Shares (or more or less, as such remaining Shareholders may agree). If such remaining Shareholders agree, then the Company, at its election, may also participate in the acquisition of Shares pursuant to the Remaining Shareholders’ Trigger- Related Purchase Option. The Remaining Shareholders’ Trigger-Related Purchase Option shall be deemed exercised upon delivery of written notice (the “Remaining Shareholders’ Notice of Trigger-Related Exercise”) to the Triggered Shareholder prior to the expiration of the Remaining Shareholders’ Option Period. Each such remaining Shareholder (and the Company, if applicable) wishing to exercise the Remaining Shareholders’ Trigger-Related Purchase Option shall indicate in its written notice what portion of the Triggered Shareholder’s Shares it is willing to purchase.

(d) Purchase Consideration. The purchase price for the Triggered Shareholder’s Shares shall be payable in cash or, at the option of each of the purchaser(s), in the form of a 5-year nonnegotiable promissory note bearing interest at the Default Interest Rate compounded annually on each anniversary of the note. For purposes of clarification, some purchasers may pay in cash, while others pay in the form of a note; and if more than one purchaser pays in the form of a note, then there shall be one note from each such purchaser, each note exclusive of the other. The note(s) shall be payable in annual installments of principal and interest accrued to date, with payments determined necessary to fully amortize the note with equal payments of principal and interest over the term of the note. Interest shall be computed on the basis of a computational year of 360 days of equal 30-day months. The purchaser(s) shall be permitted to prepay the principal, in part or in whole, without penalty. If the note is made by one or more Shareholder(s), then the note shall be secured by the Shares acquired. All other terms of the note shall be reasonably determined by the parties to such note, or, if they cannot agree, by the Board.

(e) Purchase Price and Closing. The applicable notice of exercise shall indicate (i) the date the purchase is to be effected, provided such date is not less than five (5) Business Days, nor more than sixty (60) Business Days, after the date of the expiration of the applicable option period, and (ii) the amount which the Company or the Shareholder(s), as applicable, proposes to pay for the Shares. If the Triggered Shareholder (or the Triggered Shareholder’s personal representative or other successor if applicable) does not agree to the amount proposed to be paid, the price to be paid shall be the Fair Market Value of such Shares as reasonably determined by the Board.

Notwithstanding anything herein to the contrary, the purchase price for the Shares to be paid shall be offset by any indebtedness or other amounts outstanding owed to the purchaser(s) by the Triggered Shareholder.

3.7 Tag-Along Sale.

(a) If the Company wants to consummate a transaction that constitutes a Change of Control (a “Change of Control Transaction”) other than pursuant to Section 3.3, the Company must first give written notice of such intent to the other Shareholders of such proposed Change of Control Transaction by a date which shall not be later than fifteen (15) days prior to the Company entering into any definitive binding agreement in respect thereof (the “Sale Notice”). Thereafter, each other Shareholder (a “Tag-Along Shareholder”) may cause the Company to effect a Disposition of such other Shareholder’s Shares; in each case, only pursuant to and in accordance with the following provisions of this Section 3.7:

(b) The Tag-Along Shareholders shall have the right, but not the obligation, to participate in the proposed Change of Control Transaction on the terms and conditions herein stated (the “Tag-Along Option”) which right shall be exercisable upon such written notice (the “Acceptance Notice”) to the Company within ten (10) days of receipt of the Sale Notice. Each Acceptance Notice shall indicate the maximum number of Shares that the Tag-Along Shareholder wishes to sell on the terms and conditions stated in the Sale Notice.

(c) Each Tag-Along Shareholder shall have the right to sell a portion of its Shares pursuant to the Change of Control Transaction which is equal to such Shareholder’s pro rata percentage of shares being sold in the Change of Control Transaction.

(d) Within ten (10) days after the date by which a Tag-Along Shareholder notifies the Company of its intent to exercise the Tag-Along Option, the Company shall notify such Tag-Along Shareholder of the amount of Shares held by such Tag-Along Shareholder that will be included in the sale and the date on which the Change of Control Transaction will be consummated, which shall be no later than the later of (i) twenty (20) days after the date by which each Shareholder was required to notify the Company of its intent to exercise the Tag-Along Option and (ii) five (5) days after the satisfaction of any governmental approval or filing requirements, if any.

(e) Each Tag-Along Shareholder may effect its participation in any Change of Control Transaction, and as part of its participation in the Change of Control Transaction pursuant to a duly exercised Tag-Along Option, shall deliver to the proposed transferee at a closing to be held at the offices of the Company (or such other place as the parties agree), one or more certificates, properly endorsed for transfer, which represent all of the Shares owned by such Tag-Along Shareholder which is to be transferred in connection with the Change of Control Transaction, and each Tag-Along Shareholder shall make such representations and warranties, and shall enter into such agreements, as are customary and reasonable in the context of the proposed Change of Control Transaction, including, without limitation, representations and warranties (and indemnities with respect thereto) that the proposed transferee of the Shares (or interests therein) is receiving good and marketable title to such Shares (or interests therein), free and clear of all pledges, security interests, or other liens; provided, however, that with respect to any matter as to which a Tag-Along Shareholder shall agree to provide indemnification (other than its own title to such Shares), such Tag-Along Shareholder shall in no event be required to provide indemnification in an amount that would exceed its pro rata portion of the total liability for which such indemnification is sought, which pro rata portion shall be determined on the basis of the percentage of the total Shares involved in such transfer that are represented by the Shares owned by such Tag-Along Shareholder. In addition, the Company and each Tag-Along Shareholder shall reasonably cooperate and consult with each other in order to effect the Change of Control Transaction, and each Tag-Along Shareholder shall provide reasonable assistance to the Company in connection with the preparation of disclosure schedules relating to representations and warranties to be made to the proposed transferee in connection with such Change of Control Transaction and in the determination of the appropriate scope of, or limitations or exceptions to, such representations and warranties. At the time of consummation of the Change of Control Transaction, the proposed transferee shall remit directly to each such Tag-Along Shareholder that portion of the sale proceeds to which such Tag-Along Shareholder is entitled by reason of its participation therein (less any adjustments due to the conversion of any convertible securities or the exercise of any exercisable securities)

4.	Participation Right.

4.1 Participation Right. Each of the Shareholders has the right to co-invest and to purchase such Shareholder’s Pro Rata Share (as defined below) of all (or any part) of any New Securities (including common stock being sold to the public in the IPO) that the Company may from time to time issue after the date of this Agreement (the “Participation Right”), provided, however, that a Shareholder shall have no right to purchase any such New Securities and exercise such Participation Right if such New Securities are being issued in a private placement pursuant to Regulation 506(b) under the Securities Act and such Shareholder cannot demonstrate to the Company’s reasonable satisfaction that such Shareholder is, at the time of the proposed issuance of such New Securities, an “accredited investor” as such term is defined in Regulation D under the Securities Act. A Shareholder’s “Pro Rata Share” for purposes of this participation and co-investment right is a percentage of any New Securities (including common stock sold in the IPO) equal to such Shareholder’s relative percentage ownership of the Company’s common stock.

4.2 Procedures. In the event that the Company proposes to undertake an issuance of New Securities, it shall give to each Shareholder a written notice of its intention to issue New Securities (the “Participation Right Notice”), describing the type of New Securities and the price and general terms upon which the Company proposes to issue such New Securities. Each Shareholder shall have twenty (20) days from the date such Participation Right Notice is given, to agree in writing to purchase such Shareholder’s Pro Rata Share of such New Securities for the price and upon the general terms specified in the Participation Right Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased (not to exceed such Shareholder’s Pro Rata Share).

4.3 Failure to Exercise. In the event that the Shareholders fail to exercise in full their Participation Rights within such twenty (20) day period, then the Company shall have one hundred twenty

(120) days thereafter to sell the New Securities with respect to which the Shareholders’ Participation Rights were not exercised, at a price not more favorable and upon general terms not materially more favorable to the purchasers thereof than specified in the Participation Right Notice to the Shareholders. In the event that the Company has not issued and sold the New Securities within such one hundred twenty (120) day period, then the Company shall not thereafter issue or sell any New Securities without again first offering the Participation Right in such New Securities to the Shareholders pursuant to this Section 4.

5.	Confidentiality.

5.1 Each Shareholder shall keep confidential and not divulge any information (including all client lists, business plans, and analyses) concerning the Company, including its client information, assets, business, operations, financial condition, or prospects (“Information”), and to use such Information only in connection with the operation of the Company; provided, that nothing herein shall prevent any Shareholder from disclosing such Information (i) upon the order of any court or administrative agency, (ii) upon the request or demand of any regulatory agency or authority having jurisdiction over such Shareholder, (iii) to the extent compelled by legal process or required or requested pursuant to subpoena, interrogatories, or other discovery requests, (iv) to the extent necessary in connection with the exercise of any remedy hereunder, (v) to other Shareholders, (vi) to such Shareholder’s legal and accounting advisors that in the reasonable judgment of such Shareholder need to know such Information or (vii) to the extent necessary in connection with such Shareholder’s performance of duties to the Company as an employee or otherwise, provided, further, that in the case of clause (i), (ii) or (iii), such Shareholder shall notify the Company of the proposed disclosure as far in advance of such disclosure as practicable and use reasonable efforts to ensure that any Information so disclosed is accorded confidential treatment, when and if available.

5.2 The restrictions of this Section 5 shall not apply to information that (i) is or becomes generally available to the public other than as a result of a disclosure by a Shareholder in violation of this Agreement, (ii) is or becomes available to a Shareholder on a non-confidential basis prior to its disclosure to the receiving Shareholder, (iii) is or has been independently developed or conceived by such Shareholder without use of the Company’s Information as demonstrated by contemporaneous written evidence, or (iv) becomes available to the receiving Shareholder on a non-confidential basis from a source other than the Company or any other Shareholder, provided, that such source is not known by the recipient of the information to be bound by a confidentiality agreement with the Company or any disclosing Shareholder or any of their representatives.

5.3 As a violation by any Party of this Section 5 would cause irreparable injury to the Company, and there is no adequate remedy at law for such violation, the Company shall, notwithstanding anything to the contrary herein, have the right in addition to any other remedies available, at law or equity, to equitable relief against the Shareholder from violating such provisions. The Parties hereby waive any and all defenses they may have on the grounds of lack of jurisdiction or competence of the court to grant an injunction or other equitable relief, or otherwise. The existence of this right shall not preclude any other rights and remedies at law or in equity that the Company may have.

6.	Termination of Agreement.

This Agreement shall terminate on the earliest of:

6.1 Vote. The written consent of the board and the vote of two-thirds (2/3) of the holders of the Shares of the Company;

6.2 Action by Debtor. The Company’s dissolution, filing of a petition in bankruptcy under Chapter 7 of the Bankruptcy Code, or insolvency of the Company;

6.3 IPO. Upon the closing of the sale of shares of the Company’s common stock to the public in a firm-commitment underwritten public offering pursuant to an effective registration statement under the Act, and in connection with such offering the Company’s common stock is listed for trading on the Nasdaq Stock Market’s National Market, the New York Stock Exchange or another exchange or marketplace approved the Board; or

6.4 One Shareholder. At such time as only one Shareholder remains, the Shares of all others having been Disposed of or repurchased.

7.             Spousal Consents. By executing this Agreement, each of the Shareholders that is an individual represents and warrants that he or she has secured the permission and consent of his or her respective spouse to enter into this Agreement and fully perform his or her respective obligations hereunder. Each Party whose spouse is not a Party to this Agreement shall obtain the signature of his or her spouse on the spousal consent in the form attached hereto as Exhibit B.

8.             After-Acquired Shares. Shares acquired subsequent to the execution of this Agreement by a Shareholder shall be subject to the provisions of this Agreement to the same extent, and in the same manner, as Shares owned by a Shareholder on the date hereof.

9.	Attorney-in-Fact

9.1 General. For the purposes of Section 3.4 (Drag-Along Rights) and Section 3.7 (Tag-Along Rights), each Shareholder hereby makes, constitutes, and appoints the Chief Executive Officer of the Company, and each successor Chief Executive Officer of the Company, with full power of substitution and re-substitution, the Shareholder’s true and lawful attorney in fact for the Shareholder and in the Shareholder’s name, place, and stead and for the Shareholder’s use and benefit, to sign, execute, certify, acknowledge, swear to, file, and record any and all consents, agreements, certificates, instruments, and other documents that the Chief Executive Officer of the Company may deem necessary, desirable, or appropriate to reflect any action required to be performed by the Shareholder including the execution of any consent, election, or other documentation with regard to Section 3.4 and Section 3.7 of this Agreement. Each Stockholder further authorizes such attorney in fact to take any further action that such attorney in fact shall consider necessary or advisable in connection with the foregoing, hereby giving each such attorney in fact full power and authority to do and perform each and every act or thing whatsoever requisite or advisable to be done in connection with the foregoing as fully as the Chief Executive Officer of the Company might or could do personally, and hereby ratifying and confirming all that any such attorney in fact shall lawfully do or cause to be done by virtue thereof or hereof.

9.2 Nature of Power of Attorney. The power of attorney granted pursuant to this Section 9.2 (A) is a special power of attorney coupled with an interest and is irrevocable; (B) may be exercised by any such attorney in fact by listing the Shareholders executing any consent, agreement, certificate, instrument, or other document with the single signature of any such attorney in fact acting as attorney in fact for such Shareholders or in a manner similar thereto, (C) may be delegated by any such attorney in-fact to any other executive officer of the Company; and (D) shall survive the death, disability, legal incapacity, bankruptcy, insolvency, dissolution, or cessation of existence of a Shareholder and shall survive the delivery of an assignment by a Shareholder of the whole or a portion of its interest in the Company.

10.	General Provisions

10.1 Acknowledgement Concerning Counsel. Each of the Shareholders and the Company acknowledges and understands that this Agreement was prepared by Snell & Wilmer L.L.P., the attorney for the Company, and that Snell & Wilmer L.L.P. does not represent any of the Shareholders with respect to this Agreement. Each other Party acknowledges that, in executing this Agreement, such Person has had the opportunity to seek the advice of independent legal counsel, and such Person has read and understood all of the terms and provisions of this Agreement. Snell & Wilmer L.L.P. is hereby expressly made a third party beneficiary of this Agreement for purposes of this Section 10.1.

10.2 Agreement to Perform Necessary Acts. Each Party to this Agreement agrees to perform any further acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement.

10.3 Attorneys’ Fees and Costs. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing Party shall be entitled to reasonable attorneys’ fees, costs, and necessary disbursements in addition to any other relief to which he, she, or it may be entitled.

10.4 Entire Agreement; Amendments. This Agreement (including the Exhibits attached hereto, which is hereby incorporated by reference and made apart hereof), along with any subscription agreement between Company and any Shareholder, constitutes the entire and final agreement among the Parties with respect to the subject matter hereof, and supersedes and replaces all prior agreements, understandings, commitments, communications and representations made among the Parties, whether written or oral, with respect to the subject matter hereof. The provisions of this Agreement may be waived, altered, amended, or repealed, in whole or in part, only with the written consent of the board and the approval of two-thirds (2/3) of the holders of the Shares of the Company.

10.5 Successors, Assigns, and Transferees. This Agreement shall be binding on, and shall inure to the benefit of, the Parties to it and their respective heirs, legal representative, successors, and assigns. Each transferee or any subsequent transferee of Shares of the Company, or any interest in such Shares, shall, unless this Agreement expressly provides otherwise, hold such Shares or interest in the Shares subject to all of the provisions of this Agreement and shall make no further Dispositions except as provided in this Agreement.

10.6 Validity of Agreement. It is intended that each paragraph of this Agreement shall be viewed as separate and divisible. In the event that any paragraph shall be held to be invalid, the remaining paragraphs shall continue to be in full force and effect.

10.7 Notices. Notices permitted or required under this Agreement shall be in writing and shall be given to the address on the books and records of the Company by personal delivery (in which case notice shall be deemed given upon such personal delivery), by certified or registered mail (in which case notice shall be deemed given on the fifth business day after deposit with adequate postage), with next-business- day instruction by a recognized courier service (in which case notice shall be deemed given on the next business day), by electronic mail to the email address indicated for such Party on the signature page hereof (in which case notice shall be deemed given on the same date as the transmission of such email, unless such transmission occurs after regular business hours, in which case notice shall be deemed given on the next business day).

10.8 Governing Law. This Agreement shall be construed in accordance with, and governed by, the laws of Delaware.

10.9 Arbitration. Any dispute, claim or controversy arising out of or relating to this Agreement or the breach, termination, enforcement, interpretation or validity thereof, including any disputes between or among any Shareholders as it relates to the ownership or corporate governance of the Company, and including the determination of the scope or applicability of this agreement to arbitrate, shall be exclusively determined by binding arbitration in the County of Maricopa, State of Arizona, before a single arbitrator. Each Party agrees that any and all disputes that are submitted to arbitration in accordance with this Agreement shall be decided by one (1) neutral arbitrator who is a retired judge or attorney who is experienced in complex commercial transactions. If the Parties are unable to agree on an arbitrator, JAMS shall designate the arbitrator. The parties will cooperate with JAMS and with one another in selecting the arbitrator and in scheduling the arbitration proceedings in accordance with applicable JAMS procedures. For the avoidance of doubt, an arbitrator may award temporary and permanent injunctive relief (without the necessity of proving actual damage) as a remedy in any arbitration conducted pursuant to this Section 10.9. The arbitration shall be administered by JAMS pursuant to its Expedited Arbitration Procedures (https://www.jamsadr.com/rules-comprehensive-arbitration/#Rule-16-1). Judgment on the award may be entered in any court having jurisdiction. Each of the Shareholders hereto irrevocably and unconditionally consents to the exclusive jurisdiction of JAMS to any dispute, claim or controversy arising out of or relating to this Agreement or the breach, termination, enforcement, interpretation or validity thereof, including the determination of the scope or applicability of this agreement to arbitrate, and further consents to the jurisdiction of any state court of the State of Arizona or any federal court located in the State of Arizona for the purpose of enforcing the arbitration provisions of Section 10.9 or hearing any other dispute, claim, or controversy under this Agreement (including enforcement of any award of specific performance and any claim for any provisional remedy, temporary, preliminary or permanent injunctive relief or other equitable relief).

10.10 Captions and Pronouns. The captions of sections in this Agreement are for the convenience of the reader only and are not intended to be part of this Agreement. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular, or plural as the identification of the person, firm, corporation, or other entity referred to may require.

10.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The exchange of copies of this Agreement and of signature pages by electronic transmission or .PDF delivered via email will constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of the original Agreement for all purposes.

[The remainder of this page has been intentionally left blank.]

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date set forth above.

Signing Day Sports, Inc.

By:	/s/ John Dorsey
Name:	John Dorsey
Its:	Chief Executive Officer

[Signatures continue on next page.]

Signature Page

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date set forth above.

SHAREHOLDER:

If an individual:

By:	/s/ Clayton Adams

Print Name:	Clayton Adams

Date:	5/3/2022

If an entity:

Name of Entity:

By:

Print Name:

Title:

Date:

Signature Page

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date set forth above.

SHAREHOLDER:

If an individual:

By:	/s/ Matthew Atkinson

Print Name:	Matthew Atkinson

Date:	5/13/2022

If an entity:

Name of Entity:

By:

Print Name:

Title:

Date:

Signature Page

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date set forth above.

SHAREHOLDER:

If an individual:

By:

Print Name:

Date:

If an entity:

Name of Entity:	Bayston Family Limited Partnership

By:	/s/ Brett Bayston

Print Name:	Brett Bayston

Title:	General Partner

Date:	4/26/2022

By:	/s/ Shari Bayston

Print Name:	Shari Bayston

Title:	General Partner

Date:	4/25/2022

Signature Page

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date set forth above.

SHAREHOLDER:

If an individual:

By:	/s/ Deene Beauchamp

Print Name:	Deene Beauchamp

Date:	5/3/2022

If an entity:

Name of Entity:

By:

Print Name:

Title:

Date:

Signature Page

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date set forth above.

SHAREHOLDER:

If an individual:

By:

Print Name:

Date:

If an entity:

Name of Entity:	Byrd Enterprises of Arizona, Inc.

By:	/s/ Virginia Byrd

Print Name:	Virginia Byrd

Title:	President

Date:	5/13/2022

Signature Page

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date set forth above.

SHAREHOLDER:

If an individual:

By:	/s/ Dewayne Corvin

Print Name:	DeWayne L. Corvin

Date:	5/4/2022

If an entity:

Name of Entity:

By:

Print Name:

Title:

Date:

Signature Page

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date set forth above.

SHAREHOLDER:

If an individual:

By:

Print Name:

Date:

If an entity:

Name of Entity:	Dorsey Family Holdings, LLC

By:	/s/ John Dorsey

Print Name:	John Dorsey

Title:	Manager

Date:	4/25/2022

Signature Page

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date set forth above.

SHAREHOLDER:

If an individual:

By:	/s/ Dennis Gile

Print Name:	Dennis Gile

Date:	5/12/2022

If an entity:

Name of Entity:

By:

Print Name:

Title:

Date:

Signature Page

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date set forth above.

SHAREHOLDER:

If an individual:

By:	/s/ William Greene

Print Name:	William Greene

Date:	5/1/2022

If an entity:

Name of Entity:

By:

Print Name:

Title:

Date:

Signature Page

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date set forth above.

SHAREHOLDER:

If an individual:

By:	/s/ Herbert Irvine

Print Name:	Herbert Irvine, JTWROS

Date:	5/3/2022

By:	/s/ Sandra Irvine

Print Name:	Sandra Irvine, JTWROS

Date:	5/3/2022

If an entity:

Name of Entity:

By:

Print Name:

Title:

Date:

Signature Page

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date set forth above.

SHAREHOLDER:

If an individual:

By:	/s/ Jonathan Byrd

Print Name:	Jonathan Byrd

Date:	5/12/2022

If an entity:

Name of Entity:

By:

Print Name:

Title:

Date:

Signature Page

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date set forth above.

SHAREHOLDER:

If an individual:

By:	/s/ Joshua Donaldson

Print Name:	Joshua Donaldson, Trustee of the Joshua A. Donaldson Revocable Trust

Date:	5/17/2022

If an entity:

Name of Entity:

By:

Print Name:

Title:

Date:

Signature Page

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date set forth above.

SHAREHOLDER:

If an individual:

By:	/s/ Jed Smith

Print Name:	Noah “Jed” Smith

Date:	5/13/2022

If an entity:

Name of Entity:

By:

Print Name:

Title:

Date:

Signature Page

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date set forth above.

SHAREHOLDER:

If an individual:

By:	/s/ Jeffrey L. Smith

Print Name:	Jeffrey L. Smith, Trustee of the Jeffrey L. Smith Living Trust

Date:	4/27/2022

If an entity:

Name of Entity:

By:

Print Name:

Title:

Date:

Signature Page

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date set forth above.

SHAREHOLDER:

If an individual:

By:

Print Name:

Date:

If an entity:

Name of Entity:	Midwestern Interactive, LLC

By:	/s/ Matthew Johnson

Print Name:	Matthew Johnson

Title:	Manager

Date:	5/2/2022

Signature Page

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date set forth above.

SHAREHOLDER:

If an individual:

By:	/s/ Shawn Olson

Print Name:	Shawn Olson

Date:	4/29/2022

By:	/s/ Jill Olson

Print Name:	Jill Olson

Date:	4/27/2022

If an entity:

Name of Entity:

By:

Print Name:

Title:

Date:

Signature Page

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date set forth above.

SHAREHOLDER:

If an individual:

By:	/s/ J P Russell

Print Name:	John Russell, Trustee of the Valerie P. Russell Revocable Trust

Date:	5/3/2022

By:	/s/ Valerie Russell

Print Name:	Valerie Russell, Trustee of the Valerie P. Russell Revocable Trust

Date:	5/3/2022

If an entity:

Name of Entity:

By:

Print Name:

Title:

Date:

Signature Page

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date set forth above.

SHAREHOLDER:

If an individual:

By:	/s/ Spencer Bayston

Print Name:	Spencer Bayston

Date:	4/26/2022

If an entity:

Name of Entity:

By:

Print Name:

Title:

Date:

Signature Page

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date set forth above.

SHAREHOLDER:

If an individual:

By:

Print Name:

Date:

If an entity:

Name of Entity:	35’s Nextchapters, LLC

By:	/s/ Ron Saslow

Print Name:	Ron Saslow

Title:	Manager

Date:	5/13/2022

Signature Page

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date set forth above.

SHAREHOLDER:

If an individual:

By:

Print Name:

Date:

If an entity:

Name of Entity:	Zone Right, LLC

By:	/s/ Glen Kim

Print Name:	Glen Kim

Title:	Managing Member

Date:	4/26/2022

Signature Page

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date set forth above.

SHAREHOLDER:

If an individual:

By:

Print Name:

Date:

If an entity:

Name of Entity:	Kimsey Ventures LLC

By:	/s/ Chase Kimsey

Print Name:	Chase Kimsey

Title:	CEO

Date:	6/20/2023

Signature Page

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date set forth above.

SHAREHOLDER:

If an individual:

By:	John Dorsey

Print Name:	/s/ John Dorsey

Date:

If an entity:

Name of Entity:

By:

Print Name:

Title:

Date:

Signature Page

EXHIBIT A

SHAREHOLDERS

Dennis Gile

Dorsey Family Holdings, LLC Spencer Bayston

Virginia Byrd

Midwestern Interactive, LLC Jed Smith

Bayston Family Limited Partnership

Joshua Donaldson, Trustee of the Joshua A. Donaldson Revocable Trust 35’sNextChapters, LLC

William Greene Matthew Atkinson Clayton Adams

Herbert and Sandra Irvine as Joint Tenants with Right of Survivorship Deene Beauchamp

Shawn & Jill Olson

Jeffrey L. Smith, Trustee of the Jeffrey L. Smith Living Trust DeWayne L. Corvin

Valerie and John Russell, as Trustees of the Valerie P. Russell Revocable Trust Jonathan Byrd

Zone Right, LLC

Kimsey Ventures LLC

John Dorsey

Exhibit A

EXHIBIT B

SPOUSAL CONSENT

I acknowledge that I have read the foregoing Shareholder Agreement (“Agreement”), and that I know and understand its contents. I am aware by its provisions, my spouse agrees to sell the shares of the capital stock (“Shares”) of Signing Day Sports, Inc., including my interest in them, upon certain events. I hereby approve of the provisions of such Agreement and consent to such sale; and I agree that I will not make any transfer of, or otherwise deal with, the Shares of my interest therein during my lifetime except as expressly permitted by such Agreement. Upon my death, I agree that I will not make any transfer of, or otherwise deal with, my interest in the Shares, whether by bequest or by application of residuary clause of my will or otherwise, in any manner which would have the effect of causing the Shares to cease being subject to such Agreement.

I further acknowledge that (a) I have had a fully opportunity to review the Agreement, (b) have been urged to seek independent legal advice regarding the terms of the Agreement and this Spousal Consent, and (c) that the Company’s attorneys or agents have not acted as legal counsel or tax advisor either for me or my spouse.

I hereby appoint my spouse, DeWayne L. Corvin, as my authorized representative to hereafter amend or otherwise modify the terms and conditions of this Agreement and to vote my interest in the Shares as defined therein, for any purposes which are contemplated within the terms and conditions of this Agreement, even to the extent they relate to my community property interest.

Executed on	5/4/2022
/s/ Becky Corvin
		Name:	Becky Corvin
		Spouse of:	DeWayne L. Corvin

Exhibit B

EXHIBIT B

SPOUSAL CONSENT

I acknowledge that I have read the foregoing Shareholder Agreement (“Agreement”), and that I know and understand its contents. I am aware by its provisions, my spouse agrees to sell the shares of the capital stock (“Shares”) of Signing Day Sports, Inc., including my interest in them, upon certain events. I hereby approve of the provisions of such Agreement and consent to such sale; and I agree that I will not make any transfer of, or otherwise deal with, the Shares of my interest therein during my lifetime except as expressly permitted by such Agreement. Upon my death, I agree that I will not make any transfer of, or otherwise deal with, my interest in the Shares, whether by bequest or by application of residuary clause of my will or otherwise, in any manner which would have the effect of causing the Shares to cease being subject to such Agreement.

I further acknowledge that (a) I have had a fully opportunity to review the Agreement, (b) have been urged to seek independent legal advice regarding the terms of the Agreement and this Spousal Consent, and (c) that the Company’s attorneys or agents have not acted as legal counsel or tax advisor either for me or my spouse.

I hereby appoint my spouse, Jonathan Byrd, as my authorized representative to hereafter amend or otherwise modify the terms and conditions of this Agreement and to vote my interest in the Shares as defined therein, for any purposes which are contemplated within the terms and conditions of this Agreement, even to the extent they relate to my community property interest.

Executed on	5/13/2022
/s/ Abigail R. Byrd
		Name:	Abigail R. Byrd
		Spouse of:	Jonathan Byrd

Exhibit B

EXHIBIT B

SPOUSAL CONSENT

I acknowledge that I have read the foregoing Shareholder Agreement (“Agreement”), and that I know and understand its contents. I am aware by its provisions, my spouse agrees to sell the shares of the capital stock (“Shares”) of Signing Day Sports, Inc., including my interest in them, upon certain events. I hereby approve of the provisions of such Agreement and consent to such sale; and I agree that I will not make any transfer of, or otherwise deal with, the Shares of my interest therein during my lifetime except as expressly permitted by such Agreement. Upon my death, I agree that I will not make any transfer of, or otherwise deal with, my interest in the Shares, whether by bequest or by application of residuary clause of my will or otherwise, in any manner which would have the effect of causing the Shares to cease being subject to such Agreement.

I further acknowledge that (a) I have had a fully opportunity to review the Agreement, (b) have been urged to seek independent legal advice regarding the terms of the Agreement and this Spousal Consent, and (c) that the Company’s attorneys or agents have not acted as legal counsel or tax advisor either for me or my spouse.

I hereby appoint my spouse, Noah “Jed” Smith, as my authorized representative to hereafter amend or otherwise modify the terms and conditions of this Agreement and to vote my interest in the Shares as defined therein, for any purposes which are contemplated within the terms and conditions of this Agreement, even to the extent they relate to my community property interest.

Executed on	5/13/2022
/s/ Glory Smith
		Name:	Glory Smith
		Spouse of:	Noah “Jed” Smith

Exhibit B

EXHIBIT B

SPOUSAL CONSENT

I acknowledge that I have read the foregoing Shareholder Agreement (“Agreement”), and that I know and understand its contents. I am aware by its provisions, my spouse agrees to sell the shares of the capital stock (“Shares”) of Signing Day Sports, Inc., including my interest in them, upon certain events. I hereby approve of the provisions of such Agreement and consent to such sale; and I agree that I will not make any transfer of, or otherwise deal with, the Shares of my interest therein during my lifetime except as expressly permitted by such Agreement. Upon my death, I agree that I will not make any transfer of, or otherwise deal with, my interest in the Shares, whether by bequest or by application of residuary clause of my will or otherwise, in any manner which would have the effect of causing the Shares to cease being subject to such Agreement.

I further acknowledge that (a) I have had a fully opportunity to review the Agreement, (b) have been urged to seek independent legal advice regarding the terms of the Agreement and this Spousal Consent, and (c) that the Company’s attorneys or agents have not acted as legal counsel or tax advisor either for me or my spouse.

I hereby appoint my spouse, John Dorsey, as my authorized representative to hereafter amend or otherwise modify the terms and conditions of this Agreement and to vote my interest in the Shares as defined therein, for any purposes which are contemplated within the terms and conditions of this Agreement, even to the extent they relate to my community property interest.

Executed on
/s/ Elena Dorsey
	Name:	Elena Dorsey
	Spouse of:	John Dorsey

Exhibit B